TRAVELERS SERIES FUND, INC.

SUPPLEMENT DATED OCTOBER 25, 2004

TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

The section of each of the Prospectuses for the Portfolios listed below entitled “Management—Recent Developments” is deleted and replaced with the following:

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

AIM Capital Appreciation Portfolio	February 27, 2004
Strategic Equity Portfolio	February 27, 2004
MFS Total Return Portfolio	February 27, 2004
Pioneer Strategic Income Portfolio	February 27, 2004
Travelers Managed Income Portfolio	February 27, 2004
Van Kampen Enterprise Portfolio	February 27, 2004
Salomon Brothers Strategic Total Return Bond Portfolio	February 27, 2004
Smith Barney Aggressive Growth Portfolio	February 27, 2004

Smith Barney High Income Portfolio	February 27, 2004
Smith Barney International All Cap Growth Portfolio	February 27, 2004
Smith Barney Large Capitalization Growth Portfolio	February 27, 2004
Smith Barney Large Cap Value Portfolio	February 27, 2004
Smith Barney Mid Cap Core Portfolio	February 27, 2004
Smith Barney Money Market Portfolio	February 27, 2004
SB Adjustable Rate Income Portfolio	February 27, 2004

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